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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 5, 1998


                                   HUBCO, INC.
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             (Exact name of registrant as specified in its charter)


                                   New Jersey
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                 (State or other jurisdiction of incorporation)

               1-10699                              22-2405746
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       (Commission File Number)        (IRS Employer Identification No.)

                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430
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                    (Address of principal executive offices)

                                 (201) 236-2600
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On February 5, 1998, HUBCO, INC. ("HUBCO") issued a press release announcing that it had completed its acquisition of Security National Bank & Trust Company of New Jersey ("Security National Bank") and the merger of Security National Bank into its New Jersey wholly-owned banking subsidiary Hudson United Bank. This merger along with HUBCO's other pending acquisitions of Poughkeepsie Financial Corp. and MSB Bancorp, Inc. will establish HUBCO as a significant presence in the Tri-State region. Subsequent to closing all pending acquisitions, HUBCO will have total assets in excess of $4.5 billion and will operate a network of 123 branch banking locations. The press release is attached as an Exhibit to this Form 8-K.



Item 7.   Exhibits

     99(a)     Press Release dated February 5, 1998


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HUBCO, INC.

Dated: February 13, 1998            By:KENNETH T. NEILSON
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                                       Kenneth T. Neilson,
                                       Chairman, President and
                                       Chief Executive Officer

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                                INDEX TO EXHIBIT

Exhibit No.              Description
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     99(a)               Press Release dated February 5, 1998